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                                                                    EXHIBIT 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 1, 2002, included in AFC Enterprise, Inc.'s Form 10-K for the year-ended December 30, 2001 and to all references to our Firm included in this Registration Statement.


                                         /s/ ARTHUR ANDERSEN LLP


Atlanta, Georgia
April 25, 2002